December 6, 2019	Contact: Roger Schrum
+843-339-6018
roger.schrum@sonoco.com

Sonoco Provides Strategy Update and Issues 2020 Financial Guidance
2020 Base EPS Estimated at $3.65 to $3.75

Hartsville, S.C., U.S. - Sonoco (NYSE: SON), one of the largest diversified global packaging companies, today provided an update on its strategy and financial guidance at a meeting with the investment community in New York.

Featured presenters at the meeting included: Rob Tiede, president and CEO; Howard Coker, senior vice president, Global Paper/Industrial Converted Products; Rodger Fuller, senior vice president, Global Consumer Packaging, Display and Packaging and Protective Solutions; and Julie Albrecht, vice president and Chief Financial Officer. Other participants in the conference included: Marcy Thompson, vice president, Marketing, Innovation and Sustainability, and Jeffrey Schuetz, staff vice president, Consumer Technology. The presentation from today’s meeting is available on the Investor Relations section of Sonoco’s website at https://investor.sonoco.com/investor-relations-0.

Sonoco Provides 2019 GAAP EPS and Reaffirms 2019 Base EPS, Cash Flow Guidance
Sonoco expects fourth-quarter and full-year 2019 GAAP earnings of $0.54 to $0.64 and $2.98 to $3.08 per diluted share, respectively. The full-year range includes amounts previously disclosed by the Company of approximately $0.34 per diluted share, after-tax, largely consisting of restructuring and non-operating pension costs partially offset by a gain relating to the release of an environmental reserve. These GAAP guidance ranges also reflect the anticipated fourth-quarter impact of estimated after-tax restructuring charges and non-operating pension costs.

Fourth-quarter and full-year 2019 base earnings is expected to be $0.72 to $0.76 and $3.50 to $3.54 per diluted share, respectively, which reaffirms the Company’s previously communicated guidance. In 2018, the Company reported fourth-quarter and full-year GAAP earnings of $0.77 and $3.10 per diluted share, and base earnings of $0.84 and $3.37 per diluted share, respectively.

Note: Reconciliations of non-GAAP financial measures to GAAP financial measures are available on our website at https://sonoco.gcs-web.com/static-files/a8ea8da3-2ada-454d-a99a-f82c076ae88c. Base earnings and base earnings per diluted share are non-GAAP financial measures adjusted to remove restructuring charges, asset impairment charges, non-operating pension costs or income, environmental reserve charges/releases, gains/losses on disposition of assets, acquisition and divestiture expenses, excess property insurance recoveries, and certain other items, if any, including other income tax-related adjustments and/or events, the exclusion of which the Company believes improve comparability and analysis of the underlying financial performance of the business.

Sonoco also reaffirmed guidance for 2019 operating cash flow and free cash flow of between $435 million to $455 million, and $60 million to $80 million, respectively, including the estimated after-tax impact from the Company’s $200 million voluntary contribution to its U.S. defined benefit pension plan. Free cash flow guidance also includes total expected 2019 cash dividend payments to shareholders of approximately $170 million. (Free cash flow is a non-GAAP financial measure which may not represent the amount of cash flow available for general discretionary use. Free cash flow is defined as cash flow from operations minus net capital expenditures and cash dividends. Net capital expenditures are defined as capital expenditures minus proceeds from, and/or costs incurred in, the disposition of capital assets.)

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Sonoco Provides Update on Strategy, Issues 2020 Financial Guidance - Page 2

Company Targets Record 2020 Base EPS; Free Cash Flow Growth
Sonoco estimates 2020 base earnings per diluted share to be in the range of $3.65 to $3.75, with a projected mid-point target of $3.70 per diluted share.

Note: 2020 GAAP guidance is not provided in this release due to the likely occurrence of one or more of the following, the timing and magnitude of which we are unable to reliably forecast: possible gains or losses on the sale of businesses or other assets, restructuring costs and restructuring-related impairment charges, non-operating pension costs or income; acquisition-related costs, and the income tax effects of these items and/or other income tax-related events. These items could have a significant impact on the Company's future GAAP financial results.

According to Julie Albrecht, vice president and chief financial officer, the Company’s 2020 midpoint base earnings target assumes $0.10 per share positive impact from acquisitions, a $0.15 per share addition from volume/mix, and a $0.43 per share addition from total productivity initiatives. Offsetting these favorable factors is an expected $0.33 per share negative price/cost relationship primarily from higher operating inflation. Higher depreciation and amortization and other costs are expected to have a negative $0.09 per share impact, while higher income taxes and the impact of a strengthening dollar are expected to have a negative $0.08 per share impact. Overall, Albrecht noted that the Company’s 2020 base earnings per share are expected to net a 5.1 percent improvement over 2019 estimates, including operational improvements of 7.4 percent.

At the midpoint, 2020 operating cash flow is projected to be approximately $635 million and, after spending $195 million in capital investments, and paying $180 million in dividends to shareholders, subject to Board approval, free cash flow is projected to be approximately $260 million. Depreciation and amortization expense is projected to be $260 million in 2020. Excluding the estimated after-tax impact of a $200 million voluntary contribution to the Company’s U.S. defined benefit pension plan in 2019, the increase in 2020 operating cash flow and free cash flow would represent year-over-year growth of 4.1 percent and 10.6 percent, respectively. Albrecht noted the Company’s 2020 cash flow outlook excludes a potential pre-tax contribution of between $125 million and $175 million related to terminating and annuitizing the Company’s U.S. pension plan, which should occur in late 2020 or early 2021. The Company further estimates that a non-cash settlement charge of between $550 million to $600 million would occur at certain points in the pension termination process.

Commenting on the Company’s 2019 and 2020 expectations, Sonoco President and CEO Rob Tiede said, “We are extremely pleased with how our team is managing our business during challenging market conditions in 2019, while putting us on pace to achieve another year of record base earnings. 2020 is shaping up to be a year full of opportunities and challenges. While I’m hopeful that market conditions improve, we know that hope is not a strategy, and we must remain intensely focused on what we can control, while being flexible when needed. Sonoco has evolved and strengthened over the past 120 years, and I’m excited about what we are capable of becoming as we enter the next decade.”

Conference Call Webcast
A telephonic replay of today’s investor day conference call will be available starting at Noon ET, to U.S. callers at 855-859-2056 and international callers at +404-537-3406. The replay passcode for both U.S. and international calls is 6194797. The archived call will be available through December 16, 2019. The webcast call also will be archived in the Investor Relations section of Sonoco’s website. A presentation of today’s meeting is also available on the Investor Relations section of our website.

About Sonoco Founded in 1899, Sonoco (NYSE: SON) is a global provider of a variety of consumer packaging, industrial products, protective packaging, and displays and packaging supply chain services. With annualized net sales of approximately $5.4 billion, the Company has 23,000 employees working in approximately 300 operations in 36 countries, serving some of the world’s best known brands in some 85 nations. Sonoco is committed to creating sustainable products, services and programs for our customers, employees and communities that support our corporate purpose of Better Packaging. Better Life. The Company ranked first in the Packaging sector on Fortune’s World’s Most Admired Companies for 2019 as well as Barron’s 100 Most Sustainable Companies. For more information, visit www.sonoco.com.

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Sonoco Provides Update on Strategy, Issues 2020 Financial Guidance - Page 3

Forward-looking Statements
Statements included herein that are not historical in nature, are intended to be, and are hereby identified as “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. In addition, the Company and its representatives may from time to time make other oral or written statements that are also “forward-looking statements.” Words such as “estimate,” “project,” “intend,” “expect,” “believe,” “consider,” “plan,” “strategy,” “opportunity,” “commitment,” “target,” “anticipate,” “objective,” “goal,” “guidance,” “outlook,” “forecast,” “future,” “re-envision,” “assume,” “will,” “would,” “can,” “could,” “may,” “might,” “aspires,” “potential,” or the negative thereof, and similar expressions identify forward-looking statements.
Forward-looking statements include, but are not limited to, statements regarding: availability and supply of raw materials, and offsetting high raw material costs, including the impact of changes in tariffs; improved productivity and cost containment; improving margins and leveraging strong cash flow and financial position; effects of acquisitions and dispositions; realization of synergies resulting from acquisitions; costs, timing and effects of restructuring activities; adequacy and anticipated amounts and uses of cash flows; expected amounts of capital spending; refinancing and repayment of debt; financial strategies and the results expected of them; financial results for future periods; producing improvements in earnings; profitable sales growth and rates of growth; market leadership; research and development spending; extent of, and adequacy of provisions for, environmental liabilities; adequacy of income tax provisions, realization of deferred tax assets, outcomes of uncertain tax issues and tax rates; goodwill impairment charges and fair values of reporting units; future asset impairment charges and fair values of assets; anticipated contributions to pension and postretirement benefit plans, fair values of plan assets, long-term rates of return on plan assets, and projected benefit obligations and payments; creation of long-term value and returns for shareholders; continued payment of dividends; and planned stock repurchases.
Such forward-looking statements are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management. Such information includes, without limitation, discussions as to guidance and other estimates, perceived opportunities, expectations, beliefs, plans, strategies, goals and objectives concerning our future financial and operating performance. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.
Therefore, actual results may differ materially from those expressed or forecasted in such forward-looking statements. The risks, uncertainties and assumptions include, without limitation:
•availability and pricing of raw materials, including the impact of changes in tariffs, energy and transportation, and the Company's ability to pass raw material, energy and transportation price increases and surcharges through to customers or otherwise manage these commodity pricing risks;
•costs of labor;
•work stoppages due to labor disputes;
•success of new product development, introduction and sales;
•consumer demand for products and changing consumer preferences;
•ability to be the low-cost global leader in customer-preferred packaging solutions within targeted segments;
•competitive pressures, including new product development, industry overcapacity, and changes in competitors’ pricing for products;
•ability to maintain or increase productivity levels, contain or reduce costs, and maintain positive price/cost relationships;
•ability to negotiate or retain contracts with customers, including in segments with concentration of sales volume;
•ability to improve margins and leverage cash flows and financial position;
•continued strength of our paperboard-based tubes and cores and composite can operations;
•ability to manage the mix of business to take advantage of growing markets while reducing cyclical effects of some of the Company’s existing businesses on operating results;
•ability to maintain innovative technological market leadership and a reputation for quality;
•ability to profitably maintain and grow existing domestic and international business and market share;
•ability to expand geographically and win profitable new business;
•ability to identify and successfully close suitable acquisitions at the levels needed to meet growth targets, and successfully integrate newly acquired businesses into the Company’s operations;

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•the costs, timing and results of restructuring activities;
•availability of credit to us, our customers and suppliers in needed amounts and on reasonable terms;
•effects of our indebtedness on our cash flow and business activities;
•fluctuations in interest rates and our borrowing costs;
•fluctuations in obligations and earnings of pension and postretirement benefit plans;
•accuracy of assumptions underlying projections of benefit plan obligations and payments, valuation of plan assets, and projections of long-term rates of return;
•cost of employee and retiree medical, health and life insurance benefits;
•resolution of income tax contingencies;
•foreign currency exchange rate fluctuations, interest rate and commodity price risk and the effectiveness of related hedges;
•changes in U.S. and foreign tariffs, tax rates, and tax laws, regulations and interpretations thereof;
•challenges and assessments from tax authorities resulting from differences in interpretation of tax laws, including income, sales and use, property, value-added, employment and other taxes;
•accuracy in valuation of deferred tax assets;
•accuracy of assumptions underlying projections related to goodwill impairment testing, and accuracy of management’s assessment of goodwill impairment;
•accuracy of assumptions underlying fair value measurements, accuracy of management’s assessments of fair value and fluctuations in fair value;
•ability to maintain effective internal controls over financial reporting;
•liability for and anticipated costs of environmental remediation actions;
•effects of environmental laws and regulations;
•operational disruptions at our major facilities;
•failure or disruptions in our information technologies;
•failure of third party transportation providers to deliver our products to our customers or to deliver raw materials to us;
•substantially lower than normal crop yields;
•loss of consumer or investor confidence;
•ability to protect our intellectual property rights;
•changes in laws and regulations relating to packaging for food products and foods packaged therein, other actions and public concerns about products packaged in our containers, or chemicals or substances used in raw materials or in the manufacturing process;
•changing climate, climate change regulations and greenhouse gas effects;
•actions of domestic or foreign government agencies and changes in laws and regulations affecting the Company and increased costs of compliance;
•anticipated impact on our operations of Brexit;
•international, national and local economic and market conditions and levels of unemployment; and
•economic disruptions resulting from terrorist activities and natural disasters.

The Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed herein might not occur.

Additional information concerning some of the factors that could cause materially different results is included in the Company’s reports on forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Such reports are available from the Securities and Exchange Commission’s public reference facilities and its website, sec.gov, and from the Company’s investor relations department and the Company’s website, www.sonoco.com.

References to our Website Address
References to our website address and domain names throughout this release are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules or the New York Stock Exchange Listing Standards. These references are not intended to, and do not, incorporate the contents of our website by reference into this release.

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